UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

OSR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41390	84-5052822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 635-7700
(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Chief Scientific Officer

On March 24, 2025, the Board of Directors of OSR Holdings, Inc. (the “Company”) appointed Dr. Constance Höfer as the Company’s Chief Scientific Officer, effective immediately.

Dr. Höfer is a seasoned leader in drug development with over 20 years of experience in oncology and immunology and will oversee OSR Holdings’ scientific strategy and innovation pipeline. Dr. Höfer joins OSR Holdings from Merck Healthcare, where she led global programs spanning from preclinical to late-stage clinical development. Prior to Merck, she held senior leadership positions at Sandoz Biopharmaceuticals, Priaxon AG, and Medigene AG, playing a key role in advancing therapeutic programs across various modalities, including New Biological Entities (NBEs), New Chemical Entities (NCEs), nucleotides, and viral and cell-based therapies. Coupled with her extensive industry experience and a PhD in Pharmacology from the University of Newcastle, Dr. Höfer has a strong foundation in clinical pharmacology and translational medicine, ensuring a seamless transition from early-stage research to successful clinical development.

In connection with Dr. Höfer’s appointment, the Company entered into an employment agreement (the “Agreement”) with Dr. Höfer, which provides for her compensation and other employment terms. Under the Agreement, Dr. Höfer will receive:

●	A base salary of $300,000.00 per year;

●	Participation in Equity-based Compensation Plan of the Company, as determined at the discretion of the Company’s Compensation Committee; and

●	Other customary benefits available to executive officers of the Company.

There are no arrangements or understandings between Dr. Höfer and any other person pursuant to which she was selected as an officer. Additionally, Dr. Höfer does not have any family relationships with any director or executive officer of the Company. Further, Dr. Höfer has no related-party transactions reportable under Item 404(a) of Regulation S-K.

The Company issued a press release regarding Dr. Höfer’s appointment, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 25, 2025, announcing the appointment of Dr. Constance Höfer as Chief Scientific Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSR HOLDINGS, INC.

By:	/s/ Peter Kuk Hyoun Hwang
Name:	Peter Kuk Hyoun Hwang
Title:	Chief Executive Officer
Date:	March 25, 2025

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